CALVERT VP NATURAL RESOURCES PORTFOLIO
SUPPLEMENT TO
Calvert Variable Products (“VP”) Portfolios Prospectus (Single Class)
dated May 1, 2016
Date of Supplement: September 23, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
At the close of business on September 23, 2016, Calvert VP Natural Resources Portfolio merged into Calvert VP Russell 2000 Small Cap Index Portfolio. Accordingly, shares of Calvert VP Natural Resources Portfolio are no longer offered for sale, and all references to and information about the Calvert VP Natural Resources Portfolio are therefore deleted.